Exhibit 10.3
------------
                                                                Grant No._______

                             DigitalWork.com, Inc.
                             1998 Stock Option Plan
                    (As Amended and Restated March 1, 2000)

                            STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the DigitalWork.com, Inc. 1998 Stock Option Plan (As Amended and Restated March 1, 2000) (the "Plan") shall have the same defined meanings in this Stock Option Agreement (the "Agreement").

I.   NOTICE OF STOCK OPTION GRANT

     [OPTIONEE'S NAME AND ADDRESS]

     The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:


     Date of Grant                     ____________________
     Vesting Commencement Date         ____________________
     Exercise Price per Share          ____________________
     Total Number of Shares Granted    ____________________
     Type of Option                    ____  Incentive Stock Option
                                       ____  Nonqualified Stock Option
     Term/Expiration Date:             ____________________
     Vesting Schedule                  See Paragraph 3 below.


II.  AGREEMENT

     1.  Grant of Option.  DigitalWork.com, Inc., a Delaware corporation (the
         ---------------
"Company"), hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan (Effect of Amendment or Termination), in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in
Section 422 of the Code. Nevertheless, to the extent that it exceeds $100,000 during any calendar year, this Option shall be treated as a Nonqualified Stock Option ("NQO").

     2.  Exercise Price.  The exercise price per Share for the Optioned Stock
         --------------
shall be as set forth in Section I.

     3.  Vesting Schedule. The period or periods of time only after which the
         ----------------
Option, or portions thereof, become "vested" (i.e., may be acquired by exercising that portion of the Option) shall be: [(i) twenty-five percent (25%) of the shares subject to the Option shall vest and may be acquired upon exercise on the first anniversary of the vesting commencement date, provided that Optionee remains an Employee, Director or Consultant through and including such date (ii) twenty-five percent (25%) of the Shares subject to the Option shall vest and may be acquired upon exercise on the second anniversary of the vesting commencement date, provided that Optionee remains an Employee, Director or Consultant through and including such date (iii) twenty-five percent (25%) of the Shares subject to the Option shall vest and may be acquired upon exercise on the third anniversary of the vesting commencement date, provided that Optionee remains an Employee, Director or Consultant through and including such date and (iv) twenty-five percent (25%) of the Shares subject to the Option shall vest and may be acquired upon exercise on the fourth anniversary of the vesting commencement date, provided that Optionee remains an Employee, Director or Consultant through and including such date.]

     4.  Exercise of Option.  The Options shall be exercisable during their term
         ------------------
in accordance with the vesting schedule described in Section 3 above and with the provisions of Section 9 of the Plan as follows:

         (a)   Right to Exercise.
               -----------------

               (i)   Options may not be exercised for a fraction of a Share.

               (ii) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Options are governed by Sections 9, 10, 11 and 12 below, subject to the limitation contained in subsection 4(a)(iii).

               (iii) In no event may Options be exercised after the date of expiration of the term of the respective Option as provided in Section 13 hereof.

          (b)  Method of Exercise.  This Option shall be exercisable by delivery
               ------------------
     of written notice in the form attached as Exhibit A (the "Exercise Notice") which shall state the election to exercise an Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by payment in the amount of the applicable Exercise Price.

               No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     5.   Optionee's Representations.  In the event the Shares purchasable
          --------------------------
pursuant to the exercise of this Agreement have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit B (the "Investment Representation Statement").

     6.   Method of Payment.  Payment of the applicable Exercise Price shall be
          -----------------
by cash or, at the election of the Administrator, by any of the following:

          (a)  cash, check or cash equivalent;

          (b)  promissory note;

          (c) consideration received by the Company under a cashless exercise program;

          (d)  surrender of other shares of Common Stock of the Company which
     (i) in the case of Shares acquired pursuant to the exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value, as determined by the Administrator

     (but without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company), of not less than the option price of the Shares as to which such Option shall be exercised (provided such tender of stock would not constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's stock);

          (e) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; or

          (f) such other consideration and method of payment for the issuance of Shares that may be permitted under Applicable Laws.

     7.   Restrictions on Exercise.  This Option may not be exercised until such
          ------------------------
time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Laws. As a condition to the exercise of an Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any Applicable Law.

     8.   Termination of Relationship. In the event of termination of Optionee's
          ---------------------------
status as an Employee, Director or Consultant for any reason, Optionee may, but only within three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth herein), exercise Optionee's Options to the extent that Optionee was entitled to exercise them at the date of such termination. To the extent that Optionee was not entitled to exercise an Option at the date of such termination, or if Optionee does not exercise an Option within the time specified herein, the Options shall terminate, and the Shares covered by such Option shall revert to the Plan.

     9.   Disability of Optionee.  Notwithstanding the provisions of Section 8
          ----------------------
above, in the event of termination of Optionee's status as an Employee, Director or Consultant as a result of his or her disability, Optionee may, but only within six (6) months from the date of termination of employment (but in no event later than the date of expiration of the term of the Option as set forth herein), exercise Optionee's Options to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Options shall terminate, and the Shares covered by such Option shall revert to the Plan.

     10.  Death of Optionee.  Notwithstanding the provisions of Section 8 above,
          -----------------
in the event of the death of Optionee while such Optionee was an Employee, Director or Consultant, Optionee's Options may be exercised at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of the Options as set forth herein), by Optionee's estate or by a person who acquired the right to exercise the Options at the date of death. To the extent that Optionee was not entitled to exercise the Options at the date of death or termination, as the case may be, or if Optionee does not exercise the Options to the extent so entitled within the time specified herein, the Options shall terminate, and the Shares covered by such Option shall revert to the Plan.

     11.  Non-Transferability of Option.  No right or interest in this
          -----------------------------
Agreement, nor any Option granted hereby, may be assigned, transferred or disposed of in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by such Optionee. The terms of the Plan and this Option Agreement and the Options shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     12.  Term of Option.  This Option may be exercised only within ten (10)
          --------------
years after the date of grant of such Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. Notwithstanding the foregoing, the limitations set forth in Section 7 of the Plan regarding

Options designated as Incentive Stock Options and Options granted to Ten Percent Stockholders shall apply to all Options granter hereunder.

     13.  Tax Consequences.  Optionee acknowledges that he or she has been given
          ----------------
the opportunity to consult with his or her own tax advisor with respect to the tax consequences of the Options and the exercise thereof and the disposition of Shares, and that Optionee is not relying upon the Company for any tax advice.

     14.  Tax Withholding for Nonqualified Stock Options.
          ----------------------------------------------

          The following shall apply with respect to any Nonqualified Stock Options or if for any other reason Optionee is required to satisfy a withholding obligation arising upon exercise of an Option:

          (a)  Methods.  Optionee shall satisfy his or her tax withholding
               --------
     obligation arising upon the exercise of an Option by one of the following methods: (i) by cash payment; (ii) out of Optionee's current compensation; or (iii) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which (A) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized; or (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld.

          (b)  Rule 16b-3.  If the Optionee is subject to Section 16 of the
               ----------
     Exchange Act (an "Insider"), any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of an Option must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3") and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (c)  Procedures.  All elections by an Optionee to have Shares withheld
               ----------
     to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions: (i) the election must be made on or prior to the applicable tax withholding date; (ii) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;
     (iii) all elections shall he subject to the consent or disapproval of the Administrator; (iv) if the Optionee is a Reporting Person, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     15.  Entire Agreement; Governing Law.  The Plan is incorporated herein by
          -------------------------------
reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of the State of Illinois.

     16.  No Guarantee of Continued Service.  OPTIONEE ACKNOWLEDGES AND AGREES
          ---------------------------------
THAT THE VESTING OF OPTIONS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE, DIRECTOR OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED ANY OPTIONS OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED

ENGAGEMENT AS AN EMPLOYEE, DIRECTOR OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP WITH THE COMPANY AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Agreement or any Option.


                              DIGITALWORK.COM, INC.,
                              a Delaware corporation


                              By: __________________________________

                              Title: _______________________________

                     ***OPTIONEE SIGNATURE PAGE FOLLOWS***

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                                        OPTIONEE:

Dated as of: ______________, 1999       _____________________________________
                                        (sign name)

                                        ______________________________
                                        (print name)

                                   EXHIBIT A
                                   ---------

                             DigitalWork.com, Inc.
                            1998 Stock Option Plan
                    (As Amended and Restated March 1, 2000)
                    ---------------------------------------

                                EXERCISE NOTICE


DigitalWork.com, Inc.
230 West Monroe Street, Suite 1950
Chicago, Illinois 60606
Attention:  Stock Option Plan Administrator


     1.  Exercise of Option.  Effective as of today, _______________, ____, the
         ------------------
undersigned ("Optionee") hereby elects to exercise pursuant to this Exercise Notice (this "Agreement") Optionee's option to purchase _____ shares of the Common Stock (the "Shares") of DigitalWork.com, Inc., a Delaware corporation (the "Company") under and pursuant to the DigitalWork.com, Inc. 1998 Stock Option Plan (As Amended and Restated March 1, 2000) (the "Plan") and the Stock Option Agreement dated as of _________, ____ (the "Option Agreement").

     2.  Representations of Optionee.  Optionee acknowledges that Optionee has
         ---------------------------
received, read and understood the Plan and Option Agreement and agrees to abide by and be bound by their terms and conditions. Optionee represents that Optionee is purchasing the Shares for Optionee's own account for investment and not with a view to, or for sale in connection with, a distribution of any of such Shares.

     3.  Rights as Shareholder.  Until the stock certificate evidencing such
         ---------------------
Shares is issued, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

         Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Shares or the Option on Termination of Employment hereunder and delivers payment for such Shares. Upon such exercise, Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation upon delivery of payment thereafter, after which transfer or cancellation Optionee shall have no further rights as a holder of the Shares.

     4.  Company's Option Upon Certain Events.
         ------------------------------------

     The Company shall have the right to purchase all, but not less than all, of the Shares owned by Optionee, if during the two year period following the termination of the employment (for any reason or no reason) of Optionee,
Optionee:

         (a) owns, manages, operates, controls, or participates in, or becomes associated in any manner whatsoever, directly or indirectly, with, or becomes connected as an officer, employee, manager, partner, director, consultant, or otherwise with, or has any financial interest in, or aids or assists anyone in the conduct of, or otherwise engages in, any business (whether it be a sole proprietorship, partnership, corporation, limited liability company, or any other entity), that provides services that are similar to those provided by the Company, including, but not limited to, insurance agencies, brokerage offices or prospective policy lead referral services (by way of clarification and not in limitation to the foregoing, "similar" products or services as used in this paragraph would be the provision, via electronic means such as the Internet or other networks, of services or products relating to insurance quotes or policies or substantially similar or competing financial or other services and products) (provided, however, that, ownership of not more than one percent of the voting securities of any publicly-held corporation, in and of itself, shall not constitute a violation of this paragraph);

          (b) solicits or otherwise encourages any employee or independent contractor of the Company to (a) terminate his or her employment or other relationship with the Company, or (b) with respect to employees of the Company, enter into employment with any other person or entity;

          (c) in any way slanders, libels, or through any other means, takes any action that is intended to be detrimental to the Company or its personnel, operations, or products and services; or

          (d) without limitation to the foregoing, breaches any obligation similar to the foregoing and then effective agreement between Optionee and the Company.

     In the event that the Company becomes aware that Optionee has engaged in any of the foregoing activities, the Company may elect to redeem all, but not less than all, of the Shares owned by Optionee by delivering written notice of such election to Optionee. The purchase price shall be equal to the applicable Exercise Price for each of such Shares. Such right shall be effective for a period of ninety (90) days from the date the Company became aware of such activities. The redemption shall be consummated within thirty (30) days of the date of the Company's election notice, at a time and place reasonably determined by the Company.

     5.   Tax Consultation.  Optionee understands that Optionee may suffer
          ----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     6.   Successors and Assigns. The Company may assign any of its rights under
          ----------------------
this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     7.   Interpretation.  Any dispute regarding the interpretation of this
          --------------
Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator of the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.

     8.   Governing Law; Severability.  This Agreement is governed by the
          ---------------------------
internal substantive laws but not the choice of law rules of the State of Illinois.

     9.   Entire Agreement.  The Plan and Option Agreement are incorporated
          ----------------
herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:                       Accepted by:

                                    DIGITALWORK.COM, INC.
___________________________
(print name)
                                    By:_______________________________
                                       (sign name)

___________________________            _______________________________
(signature)                            (print name)

                                    Its: ________________________


Address:   _______________________

           _______________________

           _______________________

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                                   EXHIBIT B
                                   ---------

                      INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:  __________________________

COMPANY:   DIGITALWORK.COM, INC.

SECURITY:  COMMON STOCK

AMOUNT:    ___________________________

DATE:      ___________________________


     In connection with the purchase of the above-listed Securities, I, the Optionee, represent to DigitalWork.com, Inc., a Delaware corporation (the "Company") the following:

          (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

          (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

          (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d) I am familiar with the provisions of Rule 701 and Rule 133, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the Securities, such issuance will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of
     Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transaction directly with a case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph (d), I acknowledge and agree to the restrictions set forth in paragraph (e) hereof.

               In the event that the Company does not qualify under Rule 701 at the time of issuance of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an Affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transaction directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

          (e) I further understand that in the event all of the applicable requirements of Rule 144 or Rule 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and Rule 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or Rule 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


                              Signature of Optionee:


                              ____________________________________
                              (sign name)

                              ____________________________________
                              (print name)